Exhibit 99.2

Amounts in millions, except per share amounts, ASP, percentages	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16[9]	Revenue by Channel R4Q Ending Q1 FY16 Revenue by Geography R4Q Ending Q1 FY16
TAM	119.1	146.4	156.7	139.1	135.8	135.9	133.3	140.2	142.2	138.1	138.0	147.3	140.8	125.0	111.0	118.6
HDD Share	23.9%	30.2%	45.3%	44.9%	43.6%	44.3%	44.9%	44.7%	44.4%	43.8%	45.7%	44.0%	43.4%	43.6%	43.7%	43.6%
Units (HDD)[2]	28.5	44.2	71.0	62.5	59.2	60.2	59.9	62.6	63.1	60.4	63.1	64.7	61.0	54.5	48.5	51.7
ASP (HDD)	$69	$68	$65	$62	$62	$61	$60	$58	$60	$58	$56	$58	$60	$61	$60	$60
Revenue	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360
Gross Profit	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955
Gross Margin	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%
R&D	$191	$265	$406	$396	$378	$396	$402	$401	$416	$418	$426	$437	$426	$402	$381	$385
SG&A	85	122	178	179	162	185	180	132	226	201	202	220	164	199	190	192
Other	210	48	80	26	41	63	689	24	36	38	49	23	54	10	104	56

Total Operating Expenses	$486	$435	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633
Operating Income (Loss)	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322
Net Income (Loss)	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283
EPS	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21
Diluted Shares Outstanding	237	246	260	252	246	245	236	242	243	242	241	240	238	236	235	234
Non-GAAP Results
Gross Profit[10]	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972
Gross Margin[10]	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%
Operating Expenses [10]	$273	$383	$572	$564	$529	$559	$564	$574	$616	$605	$598	$638	$620	$591	$560	$567
Net Income	$358	$619	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366
EPS[6]	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56
Revenue By Channel
OEM	59%	64%	69%	63%	61%	60%	66%	64%	62%	62%	65%	63%	63%	64%	67%	67%
Distributors	25%	28%	21%	24%	24%	26%	23%	24%	24%	25%	23%	24%	23%	23%	21%	21%
Retail	16%	8%	10%	13%	15%	14%	11%	12%	14%	13%	12%	13%	14%	13%	12%	12%
Revenue by Geography
Americas	22%	21%	27%	23%	27%	27%	28%	26%	25%	25%	24%	27%	27%	29%	32%	30%
EMEA	21%	18%	18%	18%	23%	22%	19%	20%	23%	21%	20%	21%	24%	21%	21%	21%
Asia/ANZ	57%	61%	55%	59%	50%	51%	53%	54%	52%	54%	56%	52%	49%	50%	47%	49%
Top 10 Customers Revenue	51%	53%	53%	44%	45%	45%	48%	48%	42%	44%	45%	45%	44%	43%	44%	48%
Enterprise SSD Revenue	$—	$11	$54	$70	$89	$92	$104	$106	$155	$134	$113	$156	$187	$224	$244	$233
Non-PC Revenue[12]	34%	31%	45%	46%	51%	51%	52%	53%	54%	53%	54%	55%	58%	60%	65%	66%
PC Units[5]
Notebook	9.814	18.067	32.773	25.887	21.300	21.547	23.989	22.912	22.662	21.814	22.899	23.396	21.178	18.785	15.513	15.804
Desktop	11.391	15.975	21.211	16.819	17.717	18.383	16.185	17.307	16.825	16.635	16.182	16.320	15.375	13.523	11.601	11.683
Non-PC Units
Consumer Electronics[4]	2.352	3.643	4.155	8.019	6.452	6.517	6.544	8.474	8.794	8.573	10.906	10.485	9.295	8.610	9.056	11.484
Branded	3.191	2.926	4.986	5.767	7.139	6.517	5.281	6.146	7.018	6.272	6.012	6.780	7.156	6.090	5.151	5.575
Enterprise	1.724	3.616	7.913	5.988	6.633	7.211	7.897	7.771	7.783	7.129	7.098	7.763	8.041	7.519	7.199	7.185

Total HDD	28.472	44.227	71.038	62.480	59.241	60.175	59.896	62.610	63.082	60.423	63.097	64.744	61.045	54.527	48.520	51.731
Average GB Shipped	578	581	668	708	804	805	797	811	874	888	875	1,001	1,088	1,123	1,159	1,228
EB Shipped	16.5	25.7	47.4	44.3	47.6	48.4	47.7	50.8	55.1	53.6	55.2	64.8	66.4	61.3	56.2	63.5
R4Q EB Shipped	114.6	111.5	126.3	133.9	165.1	187.8	188.0	194.5	202.0	207.2	214.7	228.7	240.0	247.7	248.7	247.4

Volume and HDD Share[2]	Revenue and Non-GAAP Gross Margin[10]	Non-GAAP EPS Analysis

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Balance sheet, cash flows, earnings, dividends and share repurchase amounts in millions	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16

Business Model

(Non-GAAP)

Gross Margin*

27%-32%

Operating Expense*

10%-12%

Operating Income*

15%-22%

Tax

7%-10% of Income

Before Tax

Capital Expenditures*

5%-7%

Conversion Cycle

4-8 Days

*Percent of Revenue

Cash and Cash Equivalents	$3,924	$3,377	$3,208	$3,537	$3,816	$4,060	$4,309	$4,869	$4,655	$4,569	$4,804	$5,159	$4,902	$4,812	$5,024	$5,081
Available-for-Sale (AFS) Securities	—	—	—	—	—	—	—	—	—	470	499	454	465	523	590	704
Debt	(231)	(2,743)	(2,185)	(2,128)	(2,128)	(2,013)	(1,955)	(2,398)	(2,340)	(2,469)	(2,438)	(2,406)	(2,375)	(2,344)	(2,567)	(2,536)

Net Cash, Cash Equivalents & AFS Securities	$3,693	$634	$1,023	$1,409	$1,688	$2,047	$2,354	$2,471	$2,315	$2,570	$2,865	$3,207	$2,992	$2,991	$3,047	$3,249
Cash Flow From Operations	$378	$1,208	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545
Free Cash Flow	$258	$1,069	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394
Capital Expenditures	$120	$139	$324	$382	$246	$188	$136	$136	$170	$161	$161	$160	$146	$150	$156	$151
Depreciation and Amortization	$140	$188	$339	$313	$309	$309	$302	$312	$317	$307	$308	$289	$290	$285	$250	$236
EBITDA	$302	$730	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558
Accounts Receivable, Net	$747	$2,377	$2,364	$1,951	$1,732	$1,700	$1,793	$1,791	$1,959	$1,802	$1,989	$1,915	$1,880	$1,696	$1,532	$1,616
Inventory
Raw Materials	$191	$329	$245	$237	$193	$191	$167	$208	$201	$204	$168	$178	$154	$173	$168	$135
Work in Process	185	667	552	559	581	583	575	579	581	519	493	509	510	498	500	507
Finished Goods	90	286	413	508	430	423	446	457	511	554	565	585	618	651	700	618

Total Inventory	$466	$1,282	$1,210	$1,304	$1,204	$1,197	$1,188	$1,244	$1,293	$1,277	$1,226	$1,272	$1,282	$1,322	$1,368	$1,260
Property, Plant and Equipment, Net	$2,091	$4,171	$4,067	$4,027	$3,938	$3,803	$3,700	$3,638	$3,509	$3,406	$3,293	$3,202	$3,099	$3,051	$2,965	$2,890
Accounts Payable	$883	$2,774	$2,773	$2,545	$2,185	$2,037	$1,990	$2,061	$2,106	$1,902	$1,971	$2,016	$2,071	$2,020	$1,881	$1,799
Days Sales Outstanding[11]	34	71	45	44	41	41	44	43	45	44	50	48	44	44	44	44
Days Inventory Outstanding[11]	31	57	34	42	40	40	40	42	42	44	42	45	42	48	55	48
Days Payables Outstanding[11]	60	123	77	82	72	69	67	69	68	65	68	71	68	73	76	68
Cash Conversion Cycle[11]	5	5	2	4	9	12	17	16	19	23	24	22	18	19	23	24
Inventory Turns[11]	12	6	11	9	9	9	9	9	9	8	9	8	9	8	7	8
Dividends Paid	$—	$—	$—	$—	$121	$—	$60	$59	$59	$71	$70	$94	$94	$93	$116	$115
Shares Repurchased	—	—	16.4	5.2	4.2	5.2	4.4	2.3	2.0	2.8	3.2	2.2	3.2	2.2	2.0	0.7
Shares Repurchased	$—	$—	$604	$218	$146	$243	$235	$150	$150	$244	$272	$223	$309	$240	$198	$60
Remaining Amount Authorized	$416	$416	$1,312	$2,594	$2,448	$2,205	$1,970	$1,820	$1,670	$1,426	$1,154	$931	$622	$2,382	$2,184	$2,124
R4Q Economic Profit[8]	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52
R4Q ROIC[8]	11.9%	14.8%	20.4%	21.3%	21.0%	20.0%	10.1%	9.7%	10.5%	10.2%	15.1%	14.2%	14.1%	14.1%	13.1%	11.7%
R4Q ROA[8]	8.5%	10.5%	14.3%	14.9%	14.7%	14.2%	7.0%	6.7%	7.2%	7.0%	10.6%	10.0%	10.1%	10.2%	9.6%	8.7%
Worldwide Headcount[3]	67,121	106,604	103,111	96,002	93,820	87,565	85,777	87,586	87,976	84,556	84,072	83,277	83,993	80,767	76,449	74,925

Gross vs. Net Cash, Cash Equivalents & AFS Securities	R&D10 and Capital Expenditures	Free Cash Flow	R4Q ROIC & R4Q Economic Profit[8]

Note: Refer to “Non-GAAP Financial Measures” for information about non-GAAP financial measures included in this quarterly fact sheet.

Non-GAAP Financial Measures

Free Cash Flow: Free cash flow is a non-GAAP financial measure defined as cash flows from operations less capital expenditures. We consider free cash flow to be useful as an indicator of our overall liquidity, as the amount of free cash flow generated in any period is representative of cash that is available for strategic opportunities including, among others, investing in the Company’s business, making strategic acquisitions, strengthening the balance sheet, repaying debt, paying dividends and repurchasing stock. We also believe that free cash flow is one of several benchmarks used by investors for comparison of our liquidity with other companies in our industry, although our measure of free cash flow may not be directly comparable to similar measures reported by other companies. Free cash flow should not be construed as an alternative to cash flows from operations or other cash flow measurements determined in accordance with GAAP.

EBITDA: EBITDA is a non-GAAP financial measure defined as net income before interest, income tax expense, depreciation and amortization. We include information concerning EBITDA because we believe it is a useful measure to evaluate our operating performance. As a measure of our operating performance, we believe EBITDA provides a measure of operating results unaffected by differences in capital structures, capital investment cycles and ages of related assets among otherwise comparable companies. While EBITDA is a relevant and widely used measure of operating performance, it does not represent net income as defined by GAAP and it should not be considered as an alternative to that measure in evaluating operating performance.

Non-GAAP Gross Margin and Non-GAAP Gross Profit: Non-GAAP gross margin is a non-GAAP measure defined as non-GAAP gross profit divided by revenue. Non-GAAP gross profit is a non-GAAP measure defined as gross profit before any charges to cost of goods sold that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP gross profit is a useful measure to investors as an alternative method for measuring our operating performance and comparing it against prior periods’ performance.

Non-GAAP Operating Expenses: Non-GAAP operating expenses is a non-GAAP measure defined as operating expenses before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP operating expenses is a useful measure to investors as an alternative method for measuring our expense management and comparing it against prior periods’ performance.

Non-GAAP Net Income and Non-GAAP EPS: Non-GAAP net income and non-GAAP EPS are non-GAAP measures defined as net income and EPS, respectively, before any charges that are unusual, non-recurring, or may not be indicative of ongoing operations, or any tax impact related to those charges. Because we believe some charges may not be indicative of ongoing operations, we believe that non-GAAP net income and non-GAAP EPS are useful measures to investors as an alternative method for measuring our earnings performance and comparing it against prior periods’ performance.

In millions, except gross margin and per share amounts	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16
Reconciliation of Cash Flows from Operations to Free Cash Flow
Cash Flows from Operations	$378	$1,208	$1,128	$936	$772	$727	$684	$680	$727	$697	$713	$827	$243	$684	$488	$545
Capital Expenditures	(120)	(139)	(324)	(382)	(246)	(188)	(136)	(136)	(170)	(161)	(161)	(160)	(146)	(150)	(156)	(151)

Free Cash Flow	$258	$1,069	$804	$554	$526	$539	$548	$544	$557	$536	$552	$667	$97	$534	$332	$394
Reconciliation of Net Income to EBITDA
Net Income (Loss)	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283
Interest	2	4	7	14	10	11	9	10	11	13	5	9	8	9	8	8
Income Tax Expense	15	55	56	59	133	15	35	37	37	31	30	37	20	28	27	31
Depreciation and Amortization	140	188	339	313	309	309	302	312	317	307	308	289	290	285	250	236

EBITDA	$302	$730	$1,147	$905	$787	$726	$81	$854	$795	$726	$660	$758	$756	$706	$505	$558
Reconciliation of Gross Margin to Non-GAAP Gross Margin & Gross Profit to Non-GAAP Gross Profit
Gross Profit[10]	$648	$977	$1,472	$1,193	$1,059	$1,061	$1,050	$1,099	$1,156	$1,076	$1,029	$1,149	$1,110	$1,032	$930	$955
Acquisition-related adjustments	—	91	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—	—	—	10	—	39	—	1	—
Amortization of Intangibles	—	9	39	38	38	38	35	36	40	39	39	39	38	37	20	17

Non-GAAP Gross Profit[10]	$648	$1,077	$1,511	$1,231	$1,097	$1,099	$1,085	$1,135	$1,196	$1,115	$1,078	$1,188	$1,187	$1,069	$951	$972
Revenue	$1,995	$3,035	$4,754	$4,035	$3,824	$3,764	$3,728	$3,804	$3,972	$3,703	$3,651	$3,943	$3,888	$3,550	$3,191	$3,360
Gross Margin[10]	32.5%	32.2%	31.0%	29.6%	27.7%	28.2%	28.2%	28.9%	29.1%	29.1%	28.2%	29.1%	28.5%	29.1%	29.1%	28.4%
Non-GAAP Gross Margin[10]	32.5%	35.5%	31.8%	30.5%	28.7%	29.2%	29.1%	29.8%	30.1%	30.1%	29.5%	30.1%	30.5%	30.1%	29.8%	28.9%
Reconciliation of Operating Expenses to Non-GAAP Operating Expenses
Total Operating Expenses	$486	$435	$664	$601	$581	$644	$1,271	$557	$678	$657	$677	$680	$644	$611	$675	$633
Less:
Amortization of Intangibles	—	(3)	(12)	(11)	(11)	(11)	(11)	(11)	(11)	(11)	(8)	(7)	(7)	(7)	(8)	(8)
Employee termination, asset impairment and other charges	—	—	(80)	(26)	(41)	(63)	(8)	(11)	(23)	(25)	(26)	(9)	(36)	(10)	(104)	(56)
Charges related to arbitration award	—	—	—	—	—	—	(681)	(13)	(13)	(13)	(13)	(14)	(1)	—	—	—
Acquisition-related adjustments	(14)	(34)	—	—	—	—	(7)	(13)	—	—	—	—	—	(3)	—	—
Charges and Insurance Recoveries Related to Flooding, Net	(199)	(15)	—	—	—	—	—	65	—	—	—	—	37	—	—	—
Other	—	—	—	—	—	(11)	—	—	(15)	(3)	(32)	(12)	(17)	—	(3)	(2)

Non-GAAP Operating Expenses	273	383	572	564	529	559	564	574	616	605	598	638	620	591	560	567
Reconciliation of Net Income (Loss) to Non-GAAP Net Income
Net Income (Loss)	$145	$483	$745	$519	$335	$391	$(265)	$495	$430	$375	$317	$423	$438	$384	$220	$283
Amortization of Intangibles	—	12	51	49	49	49	46	47	51	50	47	46	45	44	28	25
Employee termination, asset impairment and other charges	—	—	80	26	41	63	8	11	23	25	36	9	53	10	104	56
Charges related to arbitration award	—	—	—	—	—	—	681	13	13	13	13	14	1	—	—	—
Acquisition-related adjustments	14	125	—	—	—	—	7	13	—	—	—	—	—	3	—	—
Charges and Insurance Recoveries Related to Flooding, Net	199	15	—	—	—	—	—	(65)	—	—	—	—	(37)	—	—	—
Other	—	—	—	—	—	11	—	—	15	7	32	12	39	—	4	2
Tax Impact	—	(16)	(4)	—	88	—	—	—	—	—	—	—	—	—	—	—

Non-GAAP Net Income	$358	$619	$872	$594	$513	$514	$477	$514	$532	$470	$445	$504	$539	$441	$356	$366
EPS	$0.61	$1.96	$2.87	$2.06	$1.36	$1.60	$(1.12)	$2.05	$1.77	$1.55	$1.32	$1.76	$1.84	$1.63	$0.94	$1.21
Non-GAAP EPS	$1.51	$2.52	$3.35	$2.36	$2.09	$2.10	$1.96	$2.12	$2.19	$1.94	$1.85	$2.10	$2.26	$1.87	$1.51	$1.56
Diluted Shares Outstanding	237	246	260	252	246	245	236	242	243	242	241	240	238	236	235	234
Non-GAAP Diluted Shares Outstanding[6]	237	246	260	252	246	245	243	242	243	242	241	240	238	236	235	234

Non-GAAP Financial Measures

Economic Profit: Economic profit (EP) is a non-GAAP financial measure defined as net operating profit after taxes less the value of invested capital multiplied by the weighted average cost of capital, where net operating profit after taxes is defined as income from operations minus tax expense and invested capital is defined as the sum of current debt, long-term debt and equity. Management uses EP to evaluate business performance and allocate resources, and it is a component in determining management’s incentive compensation. Management believes EP provides additional perspective to investors about financial returns generated by the business and represents profit generated over and above the cost of capital used by the business to generate that profit.

In millions	Q3 FY10	Q4 FY10	Q1 FY11	Q2 FY11	Q3 FY11	Q4 FY11	Q1 FY12	Q2 FY12	Q3 FY12	Q4 FY12	Q1 FY13	Q2 FY13	Q3 FY13	Q4 FY13	Q1 FY14	Q2 FY14	Q3 FY14	Q4 FY14	Q1 FY15	Q2 FY15	Q3 FY15	Q4 FY15	Q1 FY16
Reconciliation of Operating Income (Loss) to R4Q Economic Profit
Operating Income (Loss)	$441	$293	$211	$240	$158	$172	$259	$162	$542	$808	$592	$478	$417	$(221)	$542	$478	$419	$352	$469	$466	$421	$255	$322
Income Tax Provision	(40)	(27)	(14)	(14)	(13)	(12)	(19)	(15)	(55)	(56)	(59)	(133)	(15)	(35)	(37)	(37)	(31)	(30)	(37)	(20)	(28)	(27)	(31)

Net Operating Profit After Taxes	401	266	197	226	145	160	240	147	487	752	533	345	402	(256)	505	441	388	322	432	446	393	228	291
R4Q Net Operating Profit After Taxes	1,320	1,388	1,295	1,090	834	728	771	692	1,034	1,626	1,919	2,117	2,032	1,024	996	1,092	1,078	1,656	1,583	1,588	1,593	1,499	1,358
Invested Capital x WACC	(534)	(562)	(581)	(606)	(621)	(636)	(658)	(677)	(1,117)	(1,084)	(1,118)	(1,141)	(1,148)	(1,083)	(1,172)	(1,201)	(1,236)	(1,241)	(1,251)	(1,260)	(1,273)	(1,296)	(1,306)

R4Q Economic Profit	$786	$826	$714	$484	$213	$92	$113	$15	$(83)	$542	$801	$976	$884	$(59)	$(176)	$(109)	$(158)	$415	$332	$328	$320	$203	$52

Formulas

Share = Units (HDD) / TAM

ASP = Revenue / Units (HDD)

Free Cash Flow = Cash Flow from Operations – Capital Expenditures

EBITDA = Net Income (Loss) + Interest + Income Tax Expense + Depreciation and Amortization

Days Sales Outstanding (DSO) = Accounts Receivable / (Revenue / 91 days)

Days Inventory Outstanding (DIO) = Inventory / (Cost of Revenue / 91 days)

Days Payables Outstanding (DPO) = Accounts Payable / (Cost of Revenue / 91 days)

Cash Conversion Cycle = DSO + DIO – DPO

Inventory Turns = 364 days / DIO

R4Q Economic Profit = R4Q Net Operating Profit After Taxes – (Invested Capital x WACC)

•	Invested Capital = Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity
•	WACC[7] = 11%

R4Q ROIC = R4Q (Net Income (Loss) + Interest Expense) / R4Q Average (Short-term debt + Current portion of long-term debt + Long-term debt + Total shareholders’ equity)

R4Q ROA = R4Q Net Income (Loss) / R4Q Average Total Assets

Footnotes

1.	ASP, Revenue by Channel and Revenue by Geography exclude external sales of media/substrates.
2.	Unit volume excludes WD TV Media Players without hard drives, WD Livewire, SSD and media.
3.	Worldwide Headcount excludes temporary and contracted employees.
4.	Consumer Electronics includes gaming.
5.	PC includes shipments to distributors, second/third tier external HDD manufacturers, and white box manufacturers.
6.	Q4 FY13 non-GAAP EPS is calculated using the same number of shares used for Q4 FY13 GAAP EPS plus 7 million dilutive shares. Dilutive shares are not included in the Q4 FY13 GAAP EPS calculation as Q4 FY13 resulted in a net loss.
7.	WACC of 11% is an internal assumption.
8.	Q2 FY12 includes charges related to the flooding. Q4 FY13 includes charges related to the arbitration award.
9.	TAM is preliminary and based on internal information.
10.	Certain FY14 prior quarter amounts have been reclassified from gross profit, R&D and SG&A to the other charges line within operating expenses to conform to the annual presentation of FY14 in Part II, Item 8, Note 18 in the Notes to Consolidated Financial Statements included in our Annual Report on Form 10-K.
11.	Q1 FY15 cash conversion cycle calculated using 98 days due to a 14 week quarter. Q1 FY15 inventory turns calculated using 371 days due to a 53 week year.
12.	Non-PC revenue percentage includes consumer electronics, enterprise applications, branded products, and SSD.